UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2004
                                                 ----------------


                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                                1-14219                     94-2964195
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(State or other jurisdiction         (Commission File            (I.R.S.Employer
of incorporation)                         Number)            Identification No.)

401 Taraval Street, San Francisco, CA                                      94116
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(Address of principal executive offices)                              (Zip Code)



(Registrant's telephone number, including area code: (415) 242-7800




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         (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On Wednesday, January 14, 2004, the registrant issued the following press release reporting the appointment of Jack A. Thrift as its new Chief Financial
Officer:


                Transnational Financial Network Announces New CFO

    SAN FRANCISCO--(BUSINESS WIRE)--Jan. 14, 2004--Transnational Financial Network, Inc. (AMEX:TFN), a wholesale and retail mortgage banking company, today announced that Jack A. Thrift has joined the company as its new Chief Financial Officer.
    Mr. Thrift is a CPA with many years' experience as an auditor and manager with three major public accounting firms where he specialized in the financial services industry, and six years' experience as chief financial officer for two private brokerage and investment banking firms.
    Mr. Thrift's professional experience as a financial manager and auditor includes business analysis, SEC reporting, mergers and acquisitions, budgeting, P&L responsibility, treasury operations, general accounting and MIS applications.
    Mr. Thrift graduated from the University of Southern California, the number one ranked football school (by most sportswriters and coaches) this past season, with a cum laude Bachelor of Science degree in accounting. Mr. Thrift is also an accomplished jazz guitarist.
    Joseph Kristul, Chairman and CEO, commented: "We are tremendously pleased to have been able to recruit Jack to join our management team. We expect his depth of experience to help us accelerate the pursuit of our strategic objectives."

    Transnational Financial Network, Inc. is a wholesale and retail mortgage banker that originates, funds and sells mortgage loans secured by one to four family residential properties. Through its strong sales and broker service programs, the Company has built a foundation for growth and expansion, principally in the markets of Northern California, Southern California and Phoenix, Arizona.

    This News Release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct.

    For full details, click here:
http://www.investorideas.com/Companies/Transnational/NewsReleases.asp.


    CONTACT: Transnational Financial Network, Inc.
             Joseph Kristul, 415-242-8840
             http://www.transnational.com
             or
             ECON Investor Relations, Inc.
             Dawn Van Zant, 866-730-1152
             dvanzant@investorideas.com

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: January 27, 2004
                                            Transnational Financial Corporation


                                            /s/ Joseph Kristul
                                            ------------------------------------
                                            Joseph Kristul, President